Interpublic Group

Fourth Quarter & Full Year 2010 Earnings Conference Call

February 25, 2011

Overview – Fourth Quarter 2010

- Revenue increased 11.7% compared with Q4-09, 11.2% organically
- Operating income was $331 million, up 23% from Q4-09, and operating margin expanded 150 bps
- Full-year organic revenue growth was 7.0% and operating margin was 8.4%
- Cash & S/T Marketable Securities of $2.7 billion at year-end
- Initiating common stock dividend and repurchases

Reconciliations of organic change measures appear on pages 17 and 18.

Operating Performance

	Three Months Ended December 31,			
		2010		2009
Revenue	$	2,012.0	$	1,801.2
Salaries and Related Expenses		1,139.6		1,052.8
Office and General Expenses		540.1		475.1
Restructuring and Other Reorganization-Related Charges, net		1.6		5.3
Operating Income		330.7		268.0
Interest Expense		(37.4)		(37.9)
Interest Income		9.3		7.0
Other Income, net		17.6		29.1
Income Before Income Taxes		320.2		266.2
Provision for Income Taxes		98.9		108.1
Equity in Net Income of Unconsolidated Affiliates		1.5		1.6
Net Income		222.8		159.7
Net Income Attributable to Noncontrolling Interests		(24.9)		(23.3)
Net Income Attributable to IPG		197.9		136.4
Dividends on Preferred Stock		(2.9)		(6.9)
Allocation to Participating Securities		-		(0.1)
Net Income Available to IPG Common Stockholders	$	195.0	$	129.4
Earnings per share available to IPG common stockholders:				
Basic	$	0.41	$	0.27
Diluted	$	0.36	$	0.24
Weighted-average number of common shares outstanding:				
Basic		475.4		471.0
Diluted		553.1		568.4

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2009	**$ 1,801.2**		**$ 6,027.6**	
Total change	210.8	11.7%	504.3	8.4%
Foreign currency	0.1	0.0%	63.3	1.1%
Net acquisitions/(divestitures)	8.2	0.5%	17.0	0.3%
Organic	202.5	11.2%	424.0	7.0%
December 31, 2010	**$ 2,012.0**		**$ 6,531.9**	

Segments

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2010	2009	Total	Organic	2010	2009	Total	Organic
IAN	$ 1,723.4	$1,557.5	10.7%	10.1%	$5,518.0	$5,112.5	7.9%	6.5%
CMG	$ 288.6	$ 243.7	18.4%	18.5%	$1,013.9	$ 915.1	10.8%	10.2%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment revenue change on pages 17 and 18.

($ in Millions)

IPG

Geographic Revenue Change

	Three Months Ended December 31, 2010		Twelve Months Ended December 31, 2010	
	Total	Organic	Total	Organic
United States	13.1%	13.1%	10.0%	10.1%
International	10.3%	9.4%	6.3%	3.1%
United Kingdom	19.1%	16.7%	2.4%	0.1%
Continental Europe	(4.2%)	2.0%	(6.4%)	(3.0%)
Asia Pacific	13.9%	7.5%	11.2%	3.2%
Latin America	26.4%	20.1%	26.4%	16.8%
All Other Markets	17.6%	13.2%	17.8%	10.3%
Worldwide	**11.7%**	**11.2%**	**8.4%**	**7.0%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations on pages 17 and 18.

IPG

Organic Revenue Growth

Trailing Twelve Months



1.4%
2.7%
3.4%
4.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

See reconciliation on page 19.

Expenses

Salaries & Related	2010	2009	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 1,139.6	$ 1,052.8	$ 86.8	8.2%	8.3%
% of Revenue	*56.6%*	*58.4%*			
Three months severance	$ 54.7	$ 70.6	$ (15.9)	(22.5%)	
% of Revenue	*2.7%*	*3.9%*			
Twelve Months Ended December 31,	$ 4,117.0	$ 3,961.2	$ 155.8	3.9%	2.9%
% of Revenue	*63.0%*	*65.7%*			
Twelve months severance	$ 98.2	$ 165.5	$ (67.3)	(40.7%)	
% of Revenue	*1.5%*	*2.7%*			

Office & General	2010	2009	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 540.1	$ 475.1	$ 65.0	13.7%	13.2%
% of Revenue	*26.8%*	*26.4%*			
Three months professional fees	$ 45.8	$ 37.7	$ 8.1	21.5%	
% of Revenue	*2.3%*	*2.1%*			
Twelve Months Ended December 31,	$ 1,862.3	$ 1,720.5	$ 141.8	8.2%	6.7%
% of Revenue	*28.5%*	*28.5%*			
Twelve months professional fees	$ 126.6	$ 120.5	$ 6.1	5.1%	
% of Revenue	*1.9%*	*2.0%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Adjusted Operating Margin

Trailing Twelve Months



(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
6.1%
7.3%
8.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

Cash Flow

	Three Months Ended December 31, 2010	2009
NET INCOME	$ 223	$ 160
OPERATING ACTIVITIES		
Depreciation & amortization	47	54
Deferred taxes	64	98
Other non-cash items	1	9
Change in working capital, net	639	426
Other non-current assets & liabilities	5	(8)
Net cash provided by Operating Activities	**979**	**739**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	1	(1)
Capital expenditures	(47)	(23)
Business & investment purchases/sales, net	23	6
Net cash used in Investing Activities*	**(23)**	**(18)**
FINANCING ACTIVITIES		
Payments of long-term debt	(193)	(9)
(Decrease) increase in short-term bank borrowings	(9)	12
Capped call transaction costs	(23)	-
Other	6	(8)
Net cash used in Financing Activities	**(219)**	**(5)**
Currency Effect	13	17
Increase in Cash & S/T Marketable Securities	**$ 750**	**$ 733**

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Balance Sheet – Current Portion

	December 31, 2010	December 31, 2009
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,675.7	$ 2,495.2
Marketable securities	13.7	10.9
Accounts receivable, net	4,317.6	3,756.5
Expenditures billable to clients	1,217.1	1,100.1
Other current assets	229.4	275.0
Total current assets	**$ 8,453.5**	**$ 7,637.7**
CURRENT LIABILITIES:		
Accounts payable	$ 4,474.5	$ 3,828.9
Accrued liabilities	3,112.7	2,768.1
Short-term borrowings	114.8	93.4
Current portion of long-term debt	38.9	215.2
Total current liabilities	**$ 7,740.9**	**$ 6,905.6

($ in Millions)

IPG

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.7 billion



$800
$600
$400
$200
$0
$154
$400
(1)
$200
(2)
$350
$600
2011
2012
2013
2014
2017
Face Value as of December 31, 2010
Long-Term Debt
Other Short-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)

(1) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. We have an option to call for cash in March 2012. If the puts or calls are not exercised, the notes mature March 2023.

(2) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. We have an option to call for cash in March 2013. If the puts or calls are not exercised, the notes mature March 2023.

($ in Millions)

Summary

- Strong financial resources are in place
- Strong growth due to the competitiveness of our agency brands
- With greater revenue growth, higher level of revenue-associated investments
- Continue to see margin improvement from new efficiencies and ongoing expense discipline

Interpublic Group

Appendix

Operating Performance

	Twelve Months Ended December 31, 2010		Twelve Months Ended December 31, 2009	
Revenue	$	6,531.9	$	6,027.6
Salaries and Related Expenses		4,117.0		3,961.2
Office and General Expenses		1,862.3		1,720.5
Restructuring and Other Reorganization-Related Charges, net		3.9		4.6
Operating Income		548.7		341.3
Interest Expense		(139.7)		(155.6)
Interest Income		28.7		35.0
Other Income, net		12.9		11.7
Income Before Income Taxes		450.6		232.4
Provision for Income Taxes		171.3		90.1
Equity in Net Income of Unconsolidated Affiliates		1.9		1.1
Net Income		281.2		143.4
Net Income Attibutable to Noncontrolling Interests		(20.1)		(22.1)
Net Income Attributable to IPG		261.1		121.3
Dividends on Preferred Stock		(15.6)		(27.6)
Benefit from Preferred Stock Repurchased		25.7		-
Allocation to Participating Securities		-		(0.1)
Net Income Available to IPG Common Stockholders	$	271.2	$	93.6
Earnings per share available to IPG common stockholders:				
Basic	$	0.57	$	0.20
Diluted	$	0.47	$	0.19
Weighted-average number of common shares outstanding:				
Basic		473.6		468.2
Diluted		542.1		508.1

(Amounts in Millions, except per share amounts)

Cash Flow

	Twelve Months Ended December 31, 2010	Twelve Months Ended December 31, 2009
NET INCOME	$ 281	$ 143
OPERATING ACTIVITIES		
Depreciation & amortization	194	232
Deferred taxes	56	89
Other non-cash items	36	58
Change in working capital, net	263	99
Other non-current assets & liabilities	(13)	(80)
Net cash provided by Operating Activities	**817**	**541**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(62)	(72)
Capital expenditures	(96)	(67)
Business & investment purchases/sales, net	52	11
Net cash used in Investing Activities*	**(106)**	**(128)**
FINANCING ACTIVITIES		
Repurchase of preferred stock	(266)	-
Payments of long-term debt	(217)	(783)
Debt issuance	-	588
Capped call transaction costs	(23)	-
Issuance costs and fees	(10)	(19)
Increase (decrease) in short-term bank borrowings	17	-
Distributions to noncontrolling interests	(22)	(22)
Preferred stock dividends	(20)	(28)
Other	(6)	(3)
Net cash used in Financing Activities	**(547)**	**(267)**
Currency Effect	19	85
Increase in Cash & S/T Marketable Securities	**$ 183**	**$ 231**

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

IPG

Depreciation and Amortization

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3	$ 36.9	$ 148.4
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0	11.5	50.0
Net amortization of bond discounts (premiums) and deferred financing costs	(1.0)	(0.8)	(1.2)	(1.4)	(4.4)

	2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8	$ 42.7	$ 42.0	$ 43.4	$ 169.9
Amortization of restricted stock and other non-cash compensation	9.3	15.5	12.9	11.8	49.5
Net amortization of bond discounts (premiums) and deferred financing costs	7.6	6.2	(0.8)	(0.9)	12.1

($ in Millions)

IPG

Reconciliation of Organic Measures

	Three months ended December 31, 2009	Components of change during the period: Foreign currency	Net acquisitions/ (divestitures)	Organic	Three months ended December 31, 2010	Change: Organic	Total
Segment Revenue							
IAN	$ 1,557.5	$ 0.6	$ 7.9	$ 157.4	$ 1,723.4	10.1%	10.7%
CMG	243.7	(0.5)	0.3	45.1	288.6	18.5%	18.4%
Total	$ 1,801.2	$ 0.1	$ 8.2	$ 202.5	$ 2,012.0	11.2%	11.7%
Geographic Revenue							
Domestic	**$ 909.7**	**$ -**	**$ -**	**$ 119.0**	**$ 1,028.7**	**13.1%**	**13.1%**
International	**891.5**	**0.1**	**8.2**	**83.5**	**983.3**	**9.4%**	**10.3%**
United Kingdom	141.5	(3.9)	7.2	23.7	168.5	16.7%	19.1%
Continental Europe	317.2	(17.2)	(2.3)	6.3	304.0	2.0%	(4.2%)
Asia Pacific	186.0	11.9	-	13.9	211.8	7.5%	13.9%
Latin America	101.0	3.7	2.8	20.2	127.7	20.1%	26.4%
All Other Markets	145.8	5.6	0.5	19.4	171.3	13.2%	17.6%
Worldwide	**$ 1,801.2**	**$ 0.1**	**$ 8.2**	**$ 202.5**	**$ 2,012.0**	**11.2%**	**11.7%**
Expenses							
Salaries & Related	$ 1,052.8	$ (5.1)	$ 4.9	$ 87.0	$ 1,139.6	8.3%	8.2%
Office & General	475.1	(0.2)	2.5	62.7	540.1	13.2%	13.7%

($ in Millions)

Reconciliation of Organic Measures

	Twelve months ended December 31, 2009	Components of change during the period: Foreign currency	Net acquisitions/ (divestitures)	Organic	Twelve months ended December 31, 2010	Change: Organic	Total
Segment Revenue							
IAN	$ 5,112.5	$ 58.4	$ 16.6	$ 330.5	$ 5,518.0	6.5%	7.9%
CMG	915.1	4.9	0.4	93.5	1,013.9	10.2%	10.8%
Total	$ 6,027.6	$ 63.3	$ 17.0	$ 424.0	$ 6,531.9	7.0%	8.4%
Geographic Revenue							
Domestic	**$ 3,372.3**	**$ -**	**$ (3.8)**	**$ 341.0**	**$ 3,709.5**	**10.1%**	**10.0%**
International	**2,655.3**	**63.3**	**20.8**	**83.0**	**2,822.4**	**3.1%**	**6.3%**
United Kingdom	458.5	(3.4)	13.9	0.6	469.6	0.1%	2.4%
Continental Europe	922.2	(25.9)	(5.1)	(28.0)	863.2	(3.0%)	(6.4%)
Asia Pacific	575.4	42.8	3.2	18.4	639.8	3.2%	11.2%
Latin America	307.3	22.2	7.3	51.5	388.3	16.8%	26.4%
All Other Markets	391.9	27.6	1.5	40.5	461.5	10.3%	17.8%
Worldwide	**$ 6,027.6**	**$ 63.3**	**$ 17.0**	**$ 424.0**	**$ 6,531.9**	**7.0%**	**8.4%**
Expenses							
Salaries & Related	$ 3,961.2	$ 32.6	$ 7.0	$ 116.2	$ 4,117.0	2.9%	3.9%
Office & General	1,720.5	20.9	5.9	115.0	1,862.3	6.7%	8.2%

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.3)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.3
12/31/09	6,962.7	(251.6)	69.1	(752.6)	6,027.6
3/31/10	6,802.8	(88.2)	36.0	(707.0)	6,043.6
6/30/10	6,441.5	59.1	2.0	(315.6)	6,187.0
9/30/10	6,128.3	117.7	9.6	65.6	6,321.2
12/31/10	6,027.6	63.3	17.0	424.0	6,531.9

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals), net	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9
6/30/10	444.1	5.7	-	449.8
9/30/10	486.0	7.6	-	493.6
12/31/10	548.7	3.9	-	552.6

($ in Millions)

IPG

Reconciliation of Investing Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2010	2009	2010	2009
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (23)	$ (18)	$ (106)	$ (128)
Purchase, sale and maturities of short-term marketable securities, net	(2)	-	(3)	157
Cash (used in) provided by Investing Activities	$ (25)	$ (18)	$ (109)	$ 29

($ in Millions)

Acquisition Payment Obligations[1]


$120
$100
$80
$60
$40
$20
$0
$90 (2)
$113
$66
$32
$10
$6
2010
2011
2012
2013
2014
2015+
Actual
Estimated

(1) Excludes compensation expense. Amounts include payments relating to transactions with consolidated subsidiaries where we have increased our ownership interests, which are classified within the financing section of the Consolidated Statement of Cash Flow, rather than the investing section.

(2) For 2010, we made payments of $24.7 relating to transactions with consolidated subsidiaries.

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline by Client Sector
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
ORGANIZATIONAL SIMPLIFICATION	Legal Entity Count
REAL ESTATE	Total Square Feet
CAPITAL EXPENDITURES	by Category
FINANCIAL	Available Liquidity **$650 Million 3-Year Credit Facility Covenants**

Revenue by Discipline


Marketing
Services
42%
58%
Advertising &
Media

$ 6,531.9

December 31, 2010

YTD

Unaudited data

($ in Millions)

Revenue by Client Sector

Top 100 Clients for the years ended December 31

2010



Health/Personal Care 20%
Tech & Telecom 20%
Auto & Transportation 15%
Food & Beverage 13%
Packaged Goods 9%
Financial Services 8%
Retail 7%
Other 8%

2009



Health/Personal Care 21%
Tech & Telecom 23%
Auto & Transportation 11%
Food & Beverage 13%
Packaged Goods 9%
Financial Services 7%
Retail 6%
Other 10%

Approximately 55% of consolidated revenue

Unaudited data

Salaries & Related Expenses



% of Revenue
70.0%
65.0%
60.0%
63.0%
65.7%
62.4%
2010
2009
2008

Salaries & Related Expenses (% of Revenue)

Three and Twelve Months Ended December 31


Base, Benefits & Tax
60.0%
55.0%
50.0%
45.0%
40.0%
42.8%
45.0%
51.1%
54.5%
Three Months
Twelve Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
3.5%
2.9%
3.7%
2.9%
Three Months
Twelve Months
Severance Expense
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.7%
3.9%
1.5%
2.7%
Three Months
Twelve Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
3.1%
2.8%
3.4%
2.8%
Three Months
Twelve Months
2010
2009

"All Other Salaries & Related," not shown, was 4.5% and 3.8% for the three months ended December 31, 2010 and 2009, respectively, and 3.3% and 2.8% for the twelve months ended December 31, 2010 and 2009, respectively.

Office & General Expenses



% of Revenue
35.0%
30.0%
25.0%
20.0%
28.5%
28.5%
28.9%
2010
2009
2008

Office & General Expenses (% of Revenue)

Three and Twelve Months Ended December 31



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.3%
2.1%
1.9%
2.0%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
6.4%
7.6%
7.6%
8.6%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
3.5%
3.4%
3.7%
3.6%
Three Months
Twelve Months
All Other O&G
18.0%
14.0%
10.0%
6.0%
14.6%
13.3%
15.3%
14.3%
Three Months
Twelve Months
2010
2009

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Organizational Simplification

Legal Entity Count*

Year-End



1,600
1,400
1,200
1,000
800
1,475
1,350
1,200
1,100
1,050
950
850
2004
2005
2006
2007
2008
2009
2010

* Numbers are approximate as of year-end.

Real Estate



Total Square Feet
Year-End
15.0
10.0
5.0
0.0
1.5
1.9
1.6
2.1
2.4
10.2
10.0
10.9
10.9
11.4
2010
2009
2008
2007
2006
Occupied
Sublease/Vacant

(Amounts in Millions)

Capital Expenditures

Capital expenditures by category: technology, real estate and other



$160
$120
$80
$40
$0
$1
$34
$62
$1
$30
$36
$2
$78
$58
$3
$75
$69
$3
$54
$71
2010
2009
2008
2007
2006
Technology
Real Estate
Other

($ in Millions)

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634
$2,689
$634
$1,939
$634 (1)
$1,942
$316 (2)
$1,942
$241
$2,506
12/31/2010
9/30/2010
6/30/2010
3/31/2010
12/31/2009
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

(1) In April 2010, we increased our committed credit facility to $650 from $335, which is reflected above net of outstanding letters of credit.

(2) In January 2010, we moved the equivalent of $67 of letters of credit outstanding under the committed credit facility to a new letter of credit facility, providing additional liquidity.

($ in Millions)

$650 Million 3-Year Credit Facility Covenants*

Covenants	Twelve Months Ending December 31, 2010
I. Interest Coverage Ratio (not less than):	4.00x
Actual Interest Coverage Ratio:	6.12x
II. Leverage Ratio (not greater than):	3.25x
Actual Leverage Ratio:	2.33x
III. EBITDA (not less than):	$550.0
Actual EBITDA:	$747.1

Interest Coverage Ratio - Interest Expense Reconciliation	Twelve Months Ending December 31, 2010
Interest Expense:	$139.7
- Interest income	28.7
- Other	4.5
+ Preferred stock dividends	15.6
Net interest expense as defined:	$122.1

EBITDA Reconciliation	Twelve Months Ending December 31, 2010
Operating Income:	$548.7
+ Depreciation and amortization	198.5
+ Other non-cash charges	(0.1)
EBITDA as defined:	$747.1

*Facility is not drawn on as of and for the year ended December 31, 2010.

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.